UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2025
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Arhaus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41009 (Commission File Number)	87-1729256 (I.R.S. Employer Identification Number)
51 E. Hines Hill Road, Boston Heights, Ohio
(Address of Principal Executive Offices)
44236
(Zip Code)
(440) 439-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ARHS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2025, the Board of Directors (the “Board”) of Arhaus, Inc. (the “Company”) appointed Samir Desai to Class III of the Board as an independent director under applicable NASDAQ and SEC rules. Mr. Desai’s term will expire at the Company’s Annual Meeting of Stockholders in 2027, at which time he is expected to stand for re-election to the Board by the Company’s stockholders. He will serve on the Board’s Technology Committee. In connection with the appointment, the Company increased the size of the Board from ten to eleven members.

Mr. Desai has served as Executive Vice President, Chief Digital and Technology Officer of Abercrombie & Fitch Co. (a leading omnichannel specialty retailer) since July 2021. Prior to that, he served in various leadership positions at Equinox Group (a luxury fitness company), including as Chief Technology Officer from April 2016 to June 2021, Vice President, Technology from April 2013 to April 2016, Senior Director, Technology from April 2011 to April 2013, and Director, Technology from October 2005 to April 2011. Mr. Desai previously served as Director of Technology at Intertex Apparel Group from 2002 to 2005. We believe Mr. Desai is qualified to serve on our Board of Directors because of his significant digital and technology expertise and his leadership in the retail industry.

Mr. Desai’s compensation for his service as a director will be consistent with that of the Company’s other non-employee directors, as described in the definitive proxy statement for the Company’s 2025 Annual Meeting of Stockholders.

There are no arrangements or understandings between Mr. Desai and any other persons pursuant to which Mr. Desai was selected as a director. There have been no transactions involving the Company or any of its subsidiaries in which Mr. Desai has or will have a direct or indirect material interest that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page with Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of July, 2025.

ARHAUS, INC.

By:	/s/ John Reed
Name:	John Reed
Title:	Chief Executive Officer